SCHEDULE 14A

(Rule 14-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SEGUE SOFTWARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SEGUE SOFTWARE, INC.

201 Spring Street

Lexington, Massachusetts 02421

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 6, 2003

To the Stockholders of Segue Software, Inc.

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the “Annual Meeting”) of Segue Software, Inc., a Delaware corporation (the “Company”), will be held on Friday, June 6, 2003 at 10:00 a.m. at the Offices of the Company at 201 Spring Street, Lexington, Massachusetts 02421, for the following purposes:

1.	To elect seven members to the Board of Directors to hold office until the 2004 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

2.	To consider and act upon a proposal to approve an amendment to the Company’s 1996 Employee Stock Purchase Plan, as amended;

3.	To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP, as the Company’s independent public accountants for the fiscal year ending December 31, 2003; and

4.	To consider and act upon any other matters that may be properly brought before the Annual Meeting and any adjournment or postponements thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

The Board of Directors has fixed the close of business on April 25, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record of the Company’s common stock, par value $.01 per share and Series B Preferred Stock, par value, $.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting at the Company’s offices at 201 Spring Street, Lexington, Massachusetts.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card, which is being solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed pre-addressed, postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

By Order of the Board of Directors

SAMUEL J. GALLO
Secretary

Lexington, Massachusetts

April 29, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

SEGUE SOFTWARE, INC.

201 Spring Street

Lexington, Massachusetts 02421

PROXY STATEMENT

FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 6, 2003

April 29, 2003

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Segue Software, Inc., a Delaware corporation (the “Company”), of proxies in the accompanying form to be used at its 2003 Annual Meeting of Stockholders to be held at the Company’s offices at 201 Spring Street Lexington, Massachusetts 02421, on Friday, June 6, 2003 at 10:00 a.m., and any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, stockholders will be asked (i) to vote upon the election of seven members of the Board; (ii) to act upon a proposal to approve an amendment (the “Stock Purchase Plan Amendment”) to the Company’s 1996 Employee Stock Purchase Plan, as amended ( the “Stock Purchase Plan”); (iii) to consider and act upon a proposal to ratify the appointment of Grant Thornton LLP, as the Company’s independent public accountants for the fiscal year ending December 31, 2003; and (iv) to consider and act upon any other matters properly brought before them.

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to the stockholders of the Company on or about April 29, 2003. The Board has fixed the close of business on April 25, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Only stockholders of record of the Company’s common stock, par value $.01 per share (the “Common Stock”), and Series B Preferred Stock, par value $.01 per share, at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share of Common Stock held by them. Holders of the Company’s Series B Preferred Stock as of the close of business on the Record Date will be entitled to vote on an as-converted basis, which results in such holders being entitled to one vote per share of Series B Preferred Stock held by them on such date. As of the Record Date, there were 9,704,687 shares of Common Stock and 729,492 shares of Series B Preferred Stock outstanding and entitled to vote at the Annual Meeting.

The presence, in person or by proxy, of holders of at least a majority of the total number of shares of Common Stock (including the Series B Preferred Stock on an as-converted basis) outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes (as defined below) will be counted as present in determining the presence of a quorum. The Company’s By-laws (the “By-laws”) provide that the affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting is sufficient to approve each proposal, other than the election of directors. Based on the foregoing, abstentions and broker non-votes will have no impact on the outcome of the proposals. A plurality of votes cast will be required for the election of directors. Abstentions and broker non-votes will be disregarded in determining the “votes cast” for purposes of electing directors and will not affect the election of the candidates receiving a plurality of votes. A “broker non-vote” is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

Stockholders of the Company are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed, postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for director of the Company named in this Proxy Statement; FOR the proposal to approve the Stock Purchase Plan Amendment; and FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2003. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If any other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

A stockholder of record may revoke his or her proxy at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. A stockholder of record who has executed a proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. The presence (without further action) of a stockholder at the Annual Meeting will not constitute a revocation of a previously given proxy.

The Company’s 2002 Annual Report to Stockholders (the “Annual Report”), including financial statements for the fiscal year ended December 31, 2002 (“Fiscal 2002”), is being mailed to stockholders with this Proxy Statement, but does not constitute a part hereof.

PROPOSAL 1: ELECTION OF DIRECTORS

The By-Laws provide for the Company’s business to be managed by or under the direction of the Board. Directors serve in office until the next annual meeting of stockholders and until their successors have been elected and qualified. On April 4, 2003, in connection with the Annual Meeting, the Board nominated Stephen B. Butler, Edmund F. Kelly, John R. Levine, Howard L. Morgan, Robert W. Powers, Jr., Jyoti Prakash and James H. Simons to serve as directors (the “Nominees”). Each of the Nominees is currently serving as a director of the Company. The Board anticipates that each of the Nominees will serve, if elected, as a director. However, if any person nominated by the Board is unable or unwilling to accept election, the proxies will not be voted for such person and will be voted for the election of such other person or persons, if any, as the Board may recommend. The Board will consider a nominee for election to the Board recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the By-laws. See “Other Matters—Stockholder Proposals” for a summary of these requirements.

On July 25, 2002, Leonard E. Baum resigned as a Director of Segue Software, Inc. for personal reasons. In connection with Mr. Baum’s resignation, the Board, pursuant to the By-Laws, has set the number of Directors of the Company at seven. Accordingly, only seven persons have been nominated for election as Directors of the Company.

Vote Required For Approval

A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

INFORMATION REGARDING DIRECTORS AND OFFICERS

The following biographical descriptions set forth certain information with respect to the Nominees and the executive officers who are not directors, based on information furnished to the Company by each director and officer. The following information is as of April 1, 2003.

Nominees for Election as Directors

Stephen B. Butler has served as Chief Executive Officer and as a director of the Company since September 5, 1997. Mr. Butler was elected to the office of President in January 1998. Prior to joining the Company, Mr. Butler served as President and Chief Executive Officer of TriQuest Design Automation Inc., an electronic design automation company, from October 1995 to July 1997. Prior to that, Mr. Butler held senior management positions at Quick-turn Design Systems, Inc., an electronic design automation company where he served as Senior Vice President of Sales, Marketing and Support from May 1993 until July 1995, and as Vice President of Sales from July 1991 until May 1993. He is 46 years old.

Edmund F. (Ted) Kelly, Ph.D., FSA has been a director of the Company since December 2000. Since April of 2000, he has served as the Chairman, President and Chief Executive Officer of Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company, and has been the President and Chief Executive Officer of Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company since March of 1992. From 1974 through March 1992, Dr. Kelly served in a variety of positions with Aetna life and Casualty Company, serving as Group Executive in his last position. Dr. Kelly is a Director of Alliance of American Insurers a Director of Citizens Financial Group, a Trustee at Boston College, a Trustee of the American Ireland Fund, a Director at the Massachusetts Mentoring Partnership, and a Director of United Way of Massachusetts Bay. He is 58 years old.

John R. Levine has been a director of the Company since 1992. Since 1991, Dr. Levine has been employed by I.E.C.C., an Internet and computer services consulting company. Dr. Levine is a Director of Whitehead.com, a subsidiary of American Computer Group and a Trustee of First Unitarian Society of Ithaca, New York. He is 49 years old.

Howard L. Morgan has been a director of the Company since 1992. Since June 1989, Dr. Morgan has been the President of The Arca Group, Inc., a high technology consulting and investment management firm and since January1999 he has also been a Vice Chairman of IdeaLabs, an Internet company incubator. Dr. Morgan serves on the Board of Directors of the following publicly held companies: Predictive Systems, Inc., Franklin Electronic Publishers, Inc and Unitronix Corp. He is 57 years old.

Robert W. Powers, Jr. has been a director of the Company since June 2000. Since 1999, Mr. Powers has worked at Applied Value, an international management consultancy, and was one of the original founders of the firm. From 1982 through 1999, Mr. Powers served in a variety of roles at Arthur D. Little including Vice President of Finance and Operations for Arthur D. Little’s North American business and previously held a similar role for Arthur D. Little’s European operations. He is 49 years old.

Jyoti Prakash has been a director of the Company since March 2000. Mr. Prakash serves as President of Carlisle West Associates, a privately held California technology consulting company. From August 2000 to June 2001, Mr. Prakash served as President, Chief Executive Officer, and Director of Vision Planner Inc., a privately held California software company. From June 1999 through August 2000, Mr. Prakash served as Senior Vice President and General Manager of Product Development at Segue Software, Inc. Prior to joining Segue, Mr. Prakash served as Vice-President of Engineering at MediaWay, Inc., an e-commerce software company, from June 1997 to June 1999. He is 59 years old.

James H. Simons has been Chairman of the Board since 1992 and a director since 1988. Since 1982, Dr. Simons has been the President and Chairman of Renaissance Technologies Corp. Dr. Simons also is a member of the Board of Directors of the following publicly held companies: Franklin Electronic Publishers, Inc. and Symbol Technologies. He is 65 years old.

Executive Officers Who Are Not Directors

Samuel J. Gallo joined the Company in December 2000 and serves as Senior Vice President, Secretary and General Counsel. Prior to joining the Company, from 1986 through August 2000, Mr. Gallo served as Senior Vice President, Secretary, and General Counsel at Arthur D. Little, Inc., and from 1979 to 1986 as Risk Manager and Associate Counsel at Arthur D. Little, Inc. He is 55 years old.

Alexander M. Levi joined the Company in December 1997 and is currently Senior Vice President of International Operations. He also served as the Company’s Senior Vice President of Sales through December 2000. Prior to joining the Company, Mr. Levi served in a variety of management roles at Quick turn Design Systems, Inc., an electronic design automation company, from February 1991 until 1997. Mr. Levi’s most recent role at Quick-turn Design Systems was that of Vice President of Asia Pacific Operations, which he held from October 1996 until he joined the Company. He is 45 years old.

Gary L. Stickel, joined Segue in March 1999 as Vice President of Human Resources and Administration. In April 2002, Mr. Stickel was promoted to Senior Vice President, assuming added responsibility for the Company’s Inside Sales and Maintenance Renewal Operations. Prior to joining Segue, Mr. Stickel spent over twenty years in Human Resource management positions within the high technology and insurance industries with NEC Business Communication Systems, Wang Laboratories, and the Hartford Insurance Group. He is 50 years old.

Douglas Zaccaro, CPA, CMA joined the Company in May 1999 and has served as Chief Financial Officer and Treasurer of the Company since March 2000. From February 2000 to March 2000, he served as Vice President and Corporate Controller and Acting Chief Financial Officer of the Company, after serving as Vice President and Corporate Controller from January 2000 to February 2000, and Corporate Controller from May 1999 to December 1999. Mr. Zaccaro served as a consultant to the Company, providing Controller services from April 1999 until May 1999 when he joined the Company as Corporate Controller. Prior to that, Mr. Zaccaro was Vice President of Finance and Administration at Aranex Corporation (formerly IDEAssociates/IDE Corporation) from June 1996 to June 1998, and was Controller at Aranex Corporation from March 1992 to June 1996. He is 54 years old.

Meetings and Committees of the Board of Directors

Meeting Attendance.    During Fiscal 2002, there were five meetings of the Board, and the various committees of the Board met a total of eleven times. Each director attended 75% or more of the total number of meetings of the Board and of committees of the Board on which he served during Fiscal 2002.

The Board does not have a standing nominating committee. The full Board performs the function of such a committee.

Compensation Committee.    The Board has established a Compensation Committee, which met a total of four times during Fiscal 2002. The current members of the Compensation Committee are Dr. Simons and Dr. Morgan, who are both non-employee directors. The Compensation Committee reviews, approves and makes recommendations on the Company’s compensation policies, practices and procedures. The Compensation Committee also administers the Company’s 1996 Amended and Restated Incentive and Non-Qualified Stock Option Plan (the “1996 Option Plan”), the Company’s 1998 Employee Stock Option and Grant Plan (the “1998 Option Plan”) and the Stock Purchase Plan. In administering the 1996 Option Plan and 1998 Option Plan, the Compensation Committee determines the options to be issued to eligible persons under the respective Option Plan and prescribes the terms and provisions of such options. In addition, the Compensation Committee construes and interprets each of the 1996 Option Plan and 1998 Option Plan and issuances thereunder, and establishes, amends and revokes rules and regulations for administration of the each of the Option Plans.

Independent Committee.    During 2001, the Board established an Independent Committee. The purpose of the Independent Committee is to review various funding and strategic alternatives with management and to report periodically to the Board. The Committee met four times in 2002 and is presently inactive.

Audit Committee.    Please see the Report of the Audit Committee below.

Report of the Audit Committee

The Board has established an Audit Committee, which met a total of four times in Fiscal 2002. The current members of the Audit Committee are Dr. Levine, Dr. Morgan, who serves as Chairman, and Mr. Powers. The Board of Directors has determined that the members of the Audit Committee are “independent” under the rules of the Nasdaq Stock Market. The Audit Committee directly engages the Company’s independent accountants, reviews annual and quarterly financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits.

During 2002, the Audit Committee:

•	Reviewed and discussed the audited financial statements with the Company’s management;

•	Discussed with the Company’s independent auditors the matters required to be discussed by SAS No. 61;

•	Discussed with the auditors their independence and received from the auditors disclosures regarding their independence and the letter from its auditors required by Independence Standards Board Standards No. 1; and

•	Reviewed and discussed the implications of the Sarbanes Oxley Act of 2002 to the Company.

The Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, based on the review and discussions summarized above.

The Audit Committee has adopted a written charter.

Independent Public Accountants.    The Board is recommending that the stockholders ratify their appointment of Grant Thornton LLP for 2003. For the year ended December 31, 2002, the Company was billed the following fees for professional accounting services:

Fees Billed by Independent Auditors

Audit Fees (including reviews of financial statements included in Form 10-Q’s)	$158,000
Financial Information Systems Design and Implementation Fees	$0
All Other Fees, which were primarily related to foreign subsidiaries, taxes and benefit plan	$109,454

The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditors’ independence.

By the Members of the Audit Committee

John R. Levine

Howard L. Morgan, Audit Committee Chairman

Robert W. Powers, Jr.

Certain Transactions

As of March 22, 2002, the Company had an outstanding loan to Stephen B. Butler, Chief Executive Officer, in the amount of $321,558, which is secured by a second mortgage on Mr. Butler’s principal residence. As of March 21, 2003, a principal balance of $225,162 remained on the loan.

On March 22, 2002, the Company and S-7 Associates LLC, a company managed by the Chairman of the Board, Dr. James H. Simons (“S-7 Associates”), signed an agreement under which S-7 Associates purchased 666,667 shares of the Company’s Series B Preferred Stock in consideration for a payment of $2.0 million. Each share of Series B Preferred Stock is senior to the Company’s common stock as to dividend and liquidation rights and is convertible at the option of the holder into one share of common stock, subject to adjustment upon the occurrence of certain transactions. The holders of the Series B Preferred Stock are entitled to vote together with the common stock on an as-converted basis, and in addition, are entitled to elect one director of the Company as a separate class. No Preferred Stock director has been elected as of the date of this proxy statement. Dividends on the Series B Preferred Stock are 12% per annum and will be paid-in-kind semiannually. The Series B Preferred Stock is callable by the Company on or after March 31, 2004 at 133% of its face value (“Liquidation Preference”). If there is a sale of all or substantially all of the Company’s assets or equity, the Series B Preferred Stock can either be redeemed at the Liquidation Preference or converted to common stock. Pursuant to a registration rights agreement, the Company has agreed, subject to certain limitations, to register, under the Securities Act of 1933, the resale of common stock into which the Series B Preferred Stock may be converted. The registration rights expire on March 22, 2007. As of April 1, 2003, the total Preferred Shares, including dividend shares, were 729,492.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors.    Effective April 1, 2002, each Non-Employee Director receives a meeting fee of $250 for each meeting of the Board of Directors attended and a meeting fee of $250 for each committee meeting attended which is held on a day other than a full meeting of the Board of Directors. All non-employee directors are reimbursed for travel and other related expenses incurred in attending meetings of the Board or meetings of any of the committees of the Board. Pursuant to the 1996 Option Plan, each non-employee director who becomes a member of the Board after April 2, 1996 receives a non-qualified stock option to purchase up to 12,000 shares of Common Stock, which option will vest over three years with 2,000 shares vesting after an initial six months of service and 1,000 shares vesting every three months thereafter assuming such non-employee director continues to serve on the Board.

Non-employee directors who were serving on the Board as of April 1, 1996 received, and continue to receive until April 1, 2002, on each anniversary of such date, a non-qualified stock option to purchase up to 4,000 shares of Common Stock, with 2,000 shares vesting after six months and 1,000 shares every three months thereafter, assuming such non-employee director continued to serve on the Board. Non-qualified stock options granted to non-employee directors pursuant to the 1996 Option Plan have an exercise price equal to the fair market value of shares of Common Stock on the date of grant and have a ten-year term.

Commencing April 1, 2002, each non-employee director receives on April 1 of each year, a non-qualified stock option at market price to purchase up to $30,000 worth of stock options which will be converted to options by dividing $30,000 by the fair market value of the Common Stock on the date of grant (subject to a maximum of 15,000 options and a minimum of 4,000 options). The options will vest cumulatively over one (1) year, with fifty percent (50%) of the options vesting six (6) months after grant and fifty percent (50%) vesting one (1) year after grant, or earlier upon a change in control of the Company, as defined in the Company’s Change in Control Plan.

Effective April 1, 2002 (or thereafter as of each April 1st as determined by the Board of Directors), each Non-Employee Director who serves on a committee established by the Board of Directors shall be granted $7,500 worth of stock options at market price, which will be converted to options by dividing $7,500 by the fair market value of the stock as of the date of grant, with a minimum of 1,000 options and a maximum of 3,750 options. The options will vest cumulatively over one (1) year, with fifty percent (50%) of the options vesting six (6) months after grant and fifty percent (50%) vesting one (1) year after grant, or earlier upon a change in control as defined in the Company’s Change in Control Plan.

Executive Officers.    The following table provides certain information for the fiscal years ended December 31, 2002, 2001, and 2000 concerning compensation awarded to, earned by or paid to the Company’s Chief Executive Officer and each of the four other most highly compensated persons who were serving as executive officers of the Company as of December 31, 2002, (collectively, the “Named Executive Officers”) for services rendered to the Company in all capacities.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position(s)	Year	Salary	Commissions and Bonuses	Securities Underlying Options	All Other Compensation
Stephen B. Butler	2002	$308,750	$—	100,000	$—
President and Chief Executive Officer	2001	322,813	—	29,063	—
	2000	262,500	31,250	—	—

Thomas M. Boyle(1)	2002	37,406	—	2,500	154,037	(2)
Former Senior Vice President of	2001	152,938	15,000	21,969	—
Corporate Marketing	2000	130,776	10,000	50,000	—

Samuel J. Gallo (3)	2002	166,250	5,000	10,000	—
Senior Vice President, Secretary and General	2001	170,625	15,000	17,188	—
Counsel	2000	14,583	—	64,000	—

Alexander M. Levi	2002	180,500	54,104	5,000	—
Senior Vice President of International Sales	2001	185,250	62,939	12,375	—
	2000	186,667	45,000	19,000	—

Donald M. Rossi (4)	2002	20,781	4,684	—	168,148	(5)
Former Senior Vice President	2001	126,874	37,774	77,188	—
World Wide Sales Operations	2000	61,619	29,131	—	56,891	(6)

Gary Stickel	2002	120,840	36,735	10,000
Senior Vice President	2001	124,233	—	21,590
	2000	119,167	25,825	15,000

Douglas Zaccaro	2002	159,127	5,000	12,500	—
Chief Financial Officer and Treasurer	2001	155,171	15,000	42,000	—
	2000	147,917	15,000	52,000	—

(1)	Mr. Boyle joined the Company in February 2000 and resigned from the Company in April 2002.
(2)	Other compensation includes $149,146 pursuant to a termination agreement and $4,891 for unused vacation time.
(3)	Mr. Gallo joined the Company in December 2000.
(4)	Mr. Rossi joined the Company in January 2000, resigned in July 2000, rejoined the Company in April 2001, and resigned in February 2002.
(5)	Other compensation includes $165,750 pursuant to a termination agreement and $2,398 for unused vacation time.
(6)	Other compensation includes $54,487 pursuant to a termination agreement and $2,404 for unused vacation.

Option Grants in Last Fiscal Year.    The following table sets forth information regarding stock options granted to each of the Named Executive Officers during the year ended December 31, 2002 to purchase shares of the Company’s Common Stock. The potential realizable values that would exist for the respective options are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date of grant over the full term of the option. Actual gains, if any, on stock options, exercises and Common Stock holdings are dependent on the future performance of the Common Stock.

Option Grants In Last Fiscal Year

	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
						5%	10%
Stephen B. Butler	100,000	(1)	23.27%	$2.59	4/01/12	$162,884	$412,779

Samuel J. Gallo	2,500	(1)	.58	2.45	2/29/12	3,853	9,766
	7,500	(1)	1.75	1.58	6/28/12	7,452	18,886

Alexander M. Levi	5,000	(1)	1.16	2.45	2/29/12	7,707	19,532

Gary Stickel	10,000	(1)	2.33	2.45	2/29/12	15,413	39,063

Douglas Zaccaro	5,000	(1)	1.16	2.45	2/29/12	7,707	19,532
	7,500	(1)	1.75	1.58	6/28/12	7,452	18,886

(1)	The options become exercisable over a four-year period as follows: 1/8th of the number of options on the six month anniversary of the grant date and 1/48th of the number of options every month thereafter. The options are subject to the employee’s continued employment. The options terminate ten years after the grant date, subject to earlier termination in accordance with the Option Plan and the applicable agreement.

(2)	The amounts shown as potential realizable value illustrate what might be realized upon exercise immediately prior to expiration of the option term using the 5% and 10% appreciation rates established in regulations of the Securities and Exchange Commission, compounded annually. The potential realizable value is not intended to predict future appreciation of the price of the Company’s Common Stock. The values shown do not consider nontransferability, vesting or termination of the options upon termination of employment.

Option Exercises and Year-End Holdings. The following table sets forth the shares of Common Stock acquired and the value realized upon exercise of stock options during the year ended December 31, 2002 by each of the Named Executive Officers and certain information concerning stock options held by the Named Executive Officers as of December 31, 2002.

Aggregate Option Exercise in Last Fiscal Year and Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End(1) Exercisable/Unexercisable
Stephen B. Butler	—	$—	427,176/101,887	$219/531
Samuel J. Gallo	—	—	44,504/46,684	88/212
Alexander M. Levi	—	—	87,294/23,306	88/212
Gary Stickel	—	—	40,877/29,777	88/212
Douglas Zaccaro	—	—	71,502/56,998	88/212

(1)	Based on the fair market value of the Common Stock of $1.05 per share, the price of the last reported trade of the Common Stock on the Nasdaq National Market on December 31, 2002, less the option exercise price per share. Options are in-the-money if the fair market value of the shares covered thereby is greater than the option exercise price.

Employment Contracts and Change of Control Arrangements

Each of the Named Executive Officers has entered into a non-competition, non-solicitation, non-disclosure and assignment of inventions agreement with the Company (the “Employment Agreement”), which restricts such officer from competing with the Company and from soliciting, diverting or attempting to solicit or divert any customers or employees of the Company during the term of the officer’s employment and for one year after termination of such employment. Each Employment Agreement also obliges the applicable Named Executive Officer not to reveal any trade secrets or confidential information of the Company during the term of the officer’s employment and for five years after termination of such employment. The Employment Agreement requires the Named Executive Officers to assign to the Company all right and interest in any intellectual property related to the business of the Company and developed by the officer during the term of the officer’s employment with the Company.

In February 1998, the Board adopted a policy that provides for the payment of severance benefits to, and the acceleration of the vesting of stock options held by, certain executive officers of the Company, including certain of the Named Executive Officers, in the event that such officer’s employment with the Company or any successor entity is terminated either by the Company without cause (as defined) or by the officer for good reason (as defined) within the first year after a change in control (as defined) of the Company.

Each of the Named Executive Officers have an arrangement that provides for the payment of one year of salary plus benefits in the event the Named Executive Officer’s employment is terminated without cause.

On October 28, 2002, the Board approved a 2003 Executive Bonus Plan for Stephen B. Butler, Samuel J. Gallo, and Douglas Zaccaro. Under the Plan, the following bonuses are accrued during 2003 and will be paid in January of 2004 based on the pre-tax income earned by the Company during fiscal 2003:

	0-$2.5 million Pre-Tax Income	$2.5 million-$5.0 million Pre-Tax Income	Greater than $5.0 million Pre-Tax Income
Stephen B. Butler	10%	3.35%	6.7%
Samuel J. Gallo	2.5%	.825%	1.65%
Douglas Zaccaro	2.5%	.825%	1.65%

In the event of a change in control, a bonus will be paid on a pro rata basis through the end of the quarter in which the change in control takes place and based on the yearly pre-tax income for the 2003 Financial Plan approved by the Board.

Stock Performance Graph

The following graph provides a comparison of cumulative total stockholder return for the five-year period from January 1, 1998 through December 31, 2002, among the Company, the Nasdaq Stock Market-US and Foreign Companies Index (the “Nasdaq-Index”) and the Center for Research in Security Prices (“CRSP”) Computer and Data Processing Stocks Index (the “Peer Group Index,” an index of Nasdaq Market traded companies (both domestic and foreign) with Standard Industrial Classification Code Numbers from 7370 to 7379). The Stock Performance Graph assumes an investment of $100 in each of the Company and the two indices, and the reinvestment of any dividends. The historical information set forth below is not necessarily indicative of future performance. Data for this graph was provided to the Company by CRSP.

COMPENSATION COMMITTEE REPORT ON

EXECUTIVE COMPENSATION

The Compensation Committee of the Board consists of Dr. Simons, Chairman, and Dr. Morgan. Dr. Simons and Dr. Morgan are both non-employee directors.

The Compensation Committee establishes salaries, incentives and other forms of compensation for the Chief Executive Officer of the Company and administers the incentive compensation and benefit plans of the Company. These plans include the 1996 Option Plan, the 1998 Option Plan and the Stock Purchase Plan. The members of the Compensation Committee have prepared the following report on the Company’s executive compensation policies and philosophy for Fiscal 2002.

General

The Compensation Committee (the “Committee”) of the Board is composed of two independent outside directors. There are no insiders on the Committee and there are no Committee members with interlocking relationships with the Company. The Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”) and the General Counsel of the Company are invited to attend and participate in Committee meetings from time to time, except when their compensation is being discussed. The Committee reviews and recommends to the full Board all compensation, incentive payments and options for the CEO. The CEO makes recommendations to the Committee regarding compensation incentive payments and options for all other executive officers and for any incentive bonuses for all other employees. Base pay, discretionary year-end bonus payments and commission payments to sales employees are determined by the CEO in conjunction with other members of the management team. The Compensation Committee considers the CEO’s recommendations, approves or revises them, and submits its conclusions to the Board. The Board has final authority regarding executive compensation and any incentive bonus compensation for all employees.

Compensation Philosophy

In recognition that the recruitment of personnel in the computer software industry is highly competitive, the Company’s compensation policies, both for executive and non-executive employees, are structured to attract and retain highly skilled technical, marketing, sales and management personnel. The Committee and the Board believe that the compensation of the Company’s executive officers should be significantly influenced by the Company’s performance. Accordingly, the Company’s practice has been to establish base cash salaries at levels deemed appropriate by the Committee based on historic Company compensation levels and the Committee’s experience and knowledge as to compensation levels at other companies. In assessing compensation levels, the Committee has periodically reviewed industry specific compensation surveys and consulted with the Company’s Human Resources Department.

The Company also maintains the 1996 and 1998 Option Plans to provide long-term incentives to maximize stockholder value by rewarding employees for the long-term appreciation of the Company’s share price. Stock options are typically subject to vesting over a four-year period. Generally, option grants are made to employees in connection with their initial hire. The Board also approves option grants in connection with a significant change in responsibilities, as a reward for outstanding performance, and to provide incentives for continued employment. The number of shares subject to each stock option granted is based on anticipated future contribution and the ability of the individual to affect corporate results.

The total compensation for the Named Executive Officers is described in this Proxy Statement starting on page 7 and the compensation for Mr. Butler is also discussed below.

Compensation of the Chief Executive Officer

Stephen B. Butler.    The CEO of the Company received base salary payments of $308,750 in Fiscal 2002, which were determined by reference to competitive compensation survey data as well as the Company’s historical practices and internal salary structures.

For Fiscal 2002, Mr. Butler was not awarded a bonus. Mr. Butler was awarded 100,000 stock options.

Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), places a per-person limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company’s most highly compensated officers. Section 162(m) does not, however, disallow a deduction for the qualified “performance based compensation” the material terms of which are disclosed to and approved by stockholders. The Company does not anticipate that the compensation for any of the Named Executive Officers will exceed $1,000,000 in the current taxable year, but intends to take appropriate action to comply with such regulations, if applicable, in the future.

James H. Simons

Howard L. Morgan

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

Dr. Simons and Dr. Morgan served as the members of the Company’s Compensation Committee during the fiscal year ended December 31, 2002, and are both non-employee directors. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 1, 2003 concerning the ownership of Common Stock by (i) each person or “group” (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Named Executive Officers, (iii) each director and nominee for director of the Company and (iv) all directors and named executive officers as a group (11 persons). Except as otherwise indicated, each person listed below has sole voting and investment power over the shares of Common Stock shown as beneficially owned.

	Shares Beneficially Owned (1)
Name and Address**	Number	Percent(2)
James H. Simons (3) Renaissance Technology Corp. 800 Third Avenue New York, New York 10022	1,907,862	18.22%

Patrick J. Retzer (4) 18650 W. Corporate Drive Suite 300 Brookfield, WI 53045	653,586	6.73%

Stephen B. Butler (5)	405,678	4.01%

Samuel J. Gallo (5)	54,231	*
Alexander M. Levi (5)	94,893	*
Gary Stickel (5)	50,050	*
Douglas Zaccaro (6)	120,913	1.23%

Edmund F. Kelly (5)	22,297	*
John R. Levine (7)	190,074	1.95%
Howard L. Morgan (8)	64,956	*
Robert W. Powers, Jr. (5)	26,956	*
Jyoti Prakash (9)	21,297	*
All Directors and Executive Officers as a group (11 Persons)	2,959,207	26.16%

*	Represents beneficial ownership of less than 1% of the Company’s outstanding shares of Common Stock.
**	Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.
(1)	The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at April 1, 2003 (9,850,087 shares), plus for each listed beneficial owner, any shares of Common Stock that the listed beneficial owner has the right to acquire within 60 days following April 1, 2003 pursuant to the conversion of preferred stock or the exercise of stock options.
(2)	For purposes of calculating the percentage of the outstanding shares of Common Stock on April 1, 2003 for each listed person, the number of shares of Common Stock outstanding includes shares that may be acquired by such person within 60 days of April 1, 2003 through the conversion of preferred stock or exercise of stock options but does not include shares that may be acquired by any other person through the conversion of preferred stock or exercise of stock options.
(3)	Includes (i) 286,000 shares of Common Stock owned by Dr. Simons, (ii) 806,973 shares of Common Stock owned by Bermuda Trust Company, as Trustee of certain trusts, including the Lord Jim Trust, for the benefit of Dr. Simons and the members of his family, but as to which Dr. Simons disclaims beneficial ownership, (iii) 48,100 shares of Common Stock owned by S-7 Associates, LLC, a limited liability company of which Dr. Simons is the Managing Member (“S-7 Associates”), (iv) 37,297 shares of Common Stock which may be purchased within 60 days of April 1, 2003 upon the exercise of stock options and (v) 729,492 shares of Series B Convertible Preferred Stock owned by S-7 Associates that is convertible into 729,492 shares of Common Stock.

(4)	Based solely on a copy of Schedule 13G provided to the Company by Patrick J. Retzer dated January 31, 2003. According to such Schedule 13G, Patrick J. Retzer was the beneficial owner of 653,586 shares of Common Stock.
(5)	Shares of Common Stock which may be purchased within 60 days of April 1, 2003 upon the exercise of stock options.
(6)	Includes (i) 85,094 shares of Common Stock, which may be purchased within 60 days of April 1, 2003 upon the exercise of stock options, (ii) 32,119 shares of stock owned by Mr. Zaccaro, (iii) 2,700 shares owned jointly by Mr. Zaccaro and his spouse, and (iv) 1,000 shares owned for the benefit of Mr. Zaccaro's minor children.
(7)	Includes (i) 39,956 shares of Common Stock which may be purchased within 60 days of April 1, 2003 upon exercise of stock options, and (ii) 150,118 shares of Common Stock owned by Dr. Levine.
(8)	Includes (i) 39,956 shares of Common Stock which may be purchased within 60 days of April 1, 2003 upon the exercise of stock options, and (ii) 25,000 shares of Common Stock owned by Dr. Morgan.
(9)	Includes (i) 18,297 shares of common stock which may be purchased within 60 days of April 1, 2003, upon exercise of stock options, and (ii) 3,000 shares of Common Stock owned by Mr. Prakash.

PROPOSAL 2: APPROVAL OF THE STOCK PURCHASE PLAN AMENDMENT

The Company’s Board of Directors has adopted, and is seeking stockholder approval of, an amendment (the “Stock Purchase Plan Amendment”) to the Company’s 1996 Employee Stock Purchase Plan, as amended (the “Stock Purchase Plan”), that would increase the number of shares of Common Stock available for purchase by eligible employees of the Company through the Stock Purchase Plan by 100,000 shares.

The Board believes that it is in the best interest of the Company to encourage stock ownership by employees of the Company. The increase in the number of shares of Common Stock available for purchase under the Stock Purchase Plan will allow eligible employees of the Company to continue to purchase shares of the Company directly from the Company. On April 25, 2003, the closing price of the Common Stock as reported on the Nasdaq Stock Market was $2.22 per share.

At the Annual Meeting, the stockholders of the Company will be asked to approve the Stock Purchase Plan Amendment described above. Approval by the stockholders of the Company is required for the Stock Purchase Plan, as so amended, to qualify for favorable treatment under the Code.

Summary of the Stock Purchase Plan.

The Stock Purchase Plan provides that all employees of the Company who have been employed for at least three months by the Company and work at least 20 hours per week and at least five months per calendar year are eligible to participate in the Stock Purchase Plan, except for persons who are deemed under Section 423(b)(3) of the Code to own 5% or more of the voting stock of the Company. The Stock Purchase Plan is administered by the Compensation Committee.

The Stock Purchase Plan provides for two “purchase periods” within each year, the first commencing on February 16 of each year and continuing through August 15 of such year, and the second commencing on August 16 of each year and continuing through February 15 of the following year. Eligible employees may elect to become participants in the Stock Purchase Plan by enrolling prior to each semi-annual date for the granting of an option to purchase shares under the Stock Purchase Plan. Shares are purchased through the accumulation of payroll deductions of not less than 1% nor more than 10% of each participant’s compensation. The maximum number of shares of Common Stock that can be purchased under the Stock Purchase Plan during any one calendar year is that number having an aggregate fair market value of $25,000 on the first day of the purchase period pursuant to which the shares are purchased. The number of shares to be purchased is determined by dividing the participant’s balance in the plan account on the last day of the purchase period by the purchase price per share for the stock. The purchase price per share will be the lower of 85% of the fair market value of the Common Stock as of either the beginning or ending the date of the semi-annual purchase period of shares for the participant’s account. An option granted under the Stock Purchase Plan is not transferable by the participant except by will or by the laws of descent and distribution. Employees may cease their participation in the offering at any time during the offering period, except for blackout periods, and participation automatically ceases on termination of employment with the Company.

Federal Income Tax Considerations under the Stock Purchase Plan.

The Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423(b) of the Code, which provides that an employee participating in the plan is not required to pay any federal income tax when joining the Stock Purchase Plan or when purchasing the shares of Common Stock at the end of an offering. The employee is, however, required to pay federal income tax on the difference, if any, between the price at which he or she sells the shares and the price he or she paid for them.

The following is a summary of the federal income tax consequences resulting from acquiring stock under the Stock Purchase Plan:

If shares acquired under the Stock Purchase Plan are sold more than two years after the first day of the purchase period pursuant to which the shares were purchased, no taxable income results if the proceeds of the sale are equal to or less than the price paid for the shares. If the proceeds of the sale are higher than the purchase price, the employee will recognize ordinary income for the year in which the sale occurs equal to the lesser of (a) 15% of the fair market value of the Common Stock on the first day of the purchase period pursuant to which the shares were purchased or (b) the excess of the amount actually received for the shares over the amount paid. In addition, the employee may recognize long-term capital gain or loss in an amount equal to the difference between the proceeds of the sale and the employee’s basis in the shares (i.e., the employee’s purchase price plus the amount taxed to the employee as ordinary income). The employee will receive long-term capital gain or loss treatment if he or she has held the shares for at least 12 months. No deduction is allowed to the Company.

If shares acquired under the Stock Purchase Plan are sold within two years of the first day of the purchase period pursuant to which the shares were purchased, the employee will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the employee’s purchase price. This amount is reportable as ordinary income even if no profit was realized on the sale of shares or the shares were sold at a loss. Long-term or short-term (depending on the holding period for the shares) capital gain or loss will be recognized in an amount equal to the difference between the proceeds of sale and the employee’s basis in the shares. The amount reportable as ordinary income from a sale made within two years of the first day of the purchase period pursuant to which the shares were purchased will generally be allowed as a tax deduction to the Company.

Stock Purchase Plan Benefits.

No employee of the Company has purchased shares of Common Stock out of the additional 100,000 shares of Common Stock that may be purchased by eligible employees under the Stock Purchase Plan if the Stock Plan Amendment is adopted by the stockholders. Accordingly, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the Stock Purchase Plan as amended by the Stock Plan Amendment are not determinable.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth a summary of the Company’s equity compensation plans as of December 31, 2002:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	3,146,887(2)	$7.13	1,125,000
Equity compensation plans not approved by security holders	—	—	—

Totals . . . . . . . . . . .	3,146,887	$7.13	1,125,000

(1)	Consists of the 1996 Plan, the 1998 Plan.
(2)	Does not include purchase rights accruing under the ESPP because the purchase price (and, therefore, the number of shares to be purchased) will not be determined until the end of the offering period.

Vote Required For Approval

A quorum being present, the affirmative vote of a majority of the votes cast affirmatively or negatively is necessary under the By-laws for the approval of the Stock Purchase Plan Amendment. A quorum being present, the affirmative vote of a majority of the total votes cast in person or by proxy is necessary under the Nasdaq Stock Market rules for approval of the Stock Purchase Plan Amendment.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE STOCK PLAN AMENDMENT.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF

INDEPENDENT PUBLIC ACCOUNTANTS

The Company has appointed the accounting firm of Grant Thornton LLP to serve as the Company’s independent public accountants for the fiscal year ending December 31, 2003. Grant Thornton LLP has served the Company in such capacity since February 2000.

Although the Company is not required to submit the ratification and approval of the selection of its accountants to a vote of stockholders, the Board believes it is sound policy and in the best interests of the stockholders to do so. In the event that ratification of the appointment of Grant Thornton LLP as the Company’s independent public accountants is not obtained at the Annual Meeting, the Board will reconsider its appointment. Representatives of Grant Thornton LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. They will be available to respond to appropriate questions.

Vote Required For Approval

A quorum being present, the affirmative vote of a majority of the votes cast affirmatively or negatively is necessary to ratify the appointment of the independent public accountants.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and directors, and persons who own more than 10% of the Company’s outstanding shares of Common Stock, to file reports of ownership and changes in ownership with the Commission and the Nasdaq Stock Market. Officers, directors and greater than 10% shareholders are required by applicable regulations to furnish the Company with copies of all reports filed by such persons pursuant to Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder. Based solely on its review of the copies of such reports received by it, the Company believes that for the fiscal year ended December 31, 2002, all filing requirements applicable to its officers, directors and such 10% beneficial owners were complied with.

OTHER MATTERS

Expenses of Solicitation

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

Stockholder Proposals

Any stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act and intended to be presented at the Company’s 2004 Annual Meeting of Stockholders must be received by the Secretary of the Company at the principal executive office of the Company on or before December 31, 2003, to be eligible for inclusion in the proxy statement and form of proxy to be distributed by the Board in connection with such meeting.

Any stockholder proposals intended to be presented at the Company’s 2004 Annual Meeting, other than a stockholder proposal submitted pursuant to Rule 14a-8 of the Exchange Act, must be received in writing by the Secretary of the Company, together with all supporting documentation required by the Company’s By-laws, at the principal executive office of the Company no later than the close of business on April 7, 2004, nor earlier than March 8, 2004. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to any such proposals subject to SEC rules governing the exercise of this authority.

Other Matters

The Board does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2002 (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO), WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 2003, WILL BE PROVIDED WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS MAILED UPON THE WRITTEN REQUEST OF ANY SUCH PERSON TO SAMUEL J. GALLO, SENIOR V.P., GENERAL COUNSEL AND SECRETARY, SEGUE SOFTWARE, INC., 201 SPRING STREET, LEXINGTON, MASSACHUSETTS 02421.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

By order of the Board of Directors:

SAMUEL J. GALLO

Secretary

Lexington, Massachusetts

April 29, 2003

EXHIBIT A

Segue Software, Inc.

Audit Committee Charter

I.    General Statement of Purpose

The Audit Committee of the Board of Directors (the “Audit Committee”) of Segue Software, Inc. (the “Company”) oversees on behalf of the Board of Directors (the “Board”) management’s and the independent auditor’s participation in the Company’s financial reporting process. The primary objective of the Audit Committee in exercising its oversight function is to promote and preserve the integrity of the Company’s financial statements and the independence of the Company’s independent auditor.

II.    Audit Committee Composition

The Audit Committee shall consist of at least three members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.    Meetings

The Audit Committee generally is to meet four times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV.    Audit Committee Activities

The principal activities of the Audit Committee will generally include the following:

A. Review	of Charter

•	Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

B. Audited	Financial Statements and Annual Audit

•	Review the overall audit plan with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and /or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•	Review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor:

(i)	the Company’s annual audited financial statements, including any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements;

(ii)	the adequacy of the Company’s internal financial reporting controls that could significantly affect the integrity of the Company’s financial statements; and

(iii)	major changes in and other questions regarding accounting and auditing principles and procedures.

•	Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995.

•	Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company’s response to that letter. This review shall include considering any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information.

A-1

•	Discuss with the independent auditor such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 (“SAS 61”).

•	Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor’s concerning the independent auditor’s independence, make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K.

•	Prepare the Audit Committee report required by Item 306 of Regulation S-K of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company’s annual proxy statement.

C. Unaudited	Quarterly Financial Statements

•	Review and discuss with management and the independent auditor such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

D.	Matters Relating to Selection, Performance and Independence of Independent Auditor

•	Recommend to the Board the appointment of the independent auditor.

•	Instruct the independent auditor that the independent auditor’s ultimate accountability is to the Board and the Audit Committee as representatives of the Company’s shareholders.

•	Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgment of the Audit Committee, recommend that the Board replace the independent auditor.

•	Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

•	Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented; discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such discussion take or recommend that the Board take appropriate action to oversee the independence of the independent auditor.

F.	General

•	The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies.

•	Perform such other oversight functions as may be requested by the Board.

•	In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals consulted with by the Audit Committee. The Audit Committee shall have the authority to retain special legal, accounting or other experts, advisors or professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

•	Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether or not the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

A-2

REVOCABLE PROXY/VOTING INSTRUCTION CARD

SEGUE SOFTWARE, INC.

201 Spring Street

Lexington, MA 02421

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 6, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen B. Butler, Douglas Zaccaro and Samuel J. Gallo, and each of them, as proxies of the undersigned (the “Proxies”), with full power to substitute, and authorizes each of them to represent and to vote all shares of common stock, par value $.01 per share of Segue Software, Inc. (the “Company”) held by the undersigned at the close of business on April 25, 2003, at the 2003 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Company’s headquarters at 201 Spring Street Lexington, Massachusetts 02421 on Friday, June 6, 2003 at 10:00 a.m., Boston time, and at any adjournments or postponements thereof. The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and the 2002 Annual Report to Stockholders. This Proxy may be revoked at any time before it is exercised.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, the undersigned’s vote will be cast “FOR” the proposals in paragraphs 1 and 2. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. A stockholder wishing to vote in accordance with the recommendation of the Board of Directors of the Company need only sign and date this Proxy and return it to the Company.

PLEASE SIGN AND DATE THIS PROXY ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please date, sign and mail your

proxy card back as soon as possible!

Annual Meeting of Stockholders

SEGUE SOFTWARE, INC.

June 6, 2003

\/ Please Detach and Mail in the Envelope Provided \/

A ☐	Please mark your votes as in this example

	FOR	WITHHELD FOR ALL
1. To elect the	☐	☐	Nominees:
nominees			Stephen B. Butler
listed at right to the Board of Directors			Edmund F. Kelly
to hold office until the 2004 Annual			John R. Levine
Meeting of Stockholders and until their			Howard L. Morgan
respective successors are duly elected and qualified.			Robert W. Powers, Jr. Jyoti Prakash
James H. Simons

☐

For all nominees except as noted above

	FOR	AGAINST	WITHHELD
2. To approve an	☐	☐	☐
Amendment to the
Stock Purchase Plan

	FOR	AGAINST	ABSTAIN
3. To ratify the appointment of	☐	☐	☐
Grant Thornton LLP as the
Company’s independent public accountants for the
fiscal year ending December 31, 2003.

4. In their discretion, the Proxies are authorized to vote
upon any other matters that may be properly brought before
the Annual Meeting and at any adjournments or

Signature	Date	Signature	Date

NOTE: For joint accounts, each owner should sign. Executors, administrators, trustees, corporate officers and others acting in a representative capacity should give full title or authority.